Exhibit 10.37

AMENDMENT NUMBER TWO

to the

Master Loan and Security Agreement

Dated as of March 21, 2002

by and between

E-LOAN, INC.

and

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER TWO is made this 26th day of August, 2002, by and between E-LOAN, INC., having an address at 5875 Arnold Road, Dublin, California 94568 (the "Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Master Loan and Security Agreement, dated as of March 21, 2002, by and between the Borrower and the Lender (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower has requested that the Lender agree to amend the Agreement, for a period of ninety days, to increase the Maximum Uncommitted Amount thereunder to $275,000,000 and modify the sub-limit applicable to wet loans thereunder;

WHEREAS, in order to induce the Lender to enter into this Amendment Number Two, the Borrower has agreed to pay the Lender a commitment fee in an amount equal to $150,000; and

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Effective as of August 26, 2002, Section 1 of the Agreement is hereby amended by deleting clause 1 to the definition of Maximum Credit and replacing it with the following:

(1) the Maximum Credit for Mortgage Loans which are Wet Loans may not exceed, at any time, the lesser of (A) $25 million (or during the period from August 26, 2002 to November 26, 2002, $40 million) on any day which occurs during the period from the seventh to last Business Day of each calendar month through and including the sixth Business Day of the next succeeding calendar month or (B) $15 million (or during the period from August 26, 2002 to November 26, 2002, $30 million) on any other date;

SECTION 2. Effective as of August 26, 2002, Section 1 of the Agreement is hereby amended by deleting the definition of Maximum Uncommitted Amount and replacing it with the following:

"Maximum Uncommitted Amount" shall mean $150 million; provided that, during the period commencing on August 26, 2002 and ending on November 26, 2002, such amount shall be $275 million.

SECTION 2. Commitment Fee. In order to induce the Lender to enter into this Amendment Number Two with the Borrower, the Borrower hereby agrees to pay to the Lender a commitment fee equal to $150,000 to be paid to the Lender upon execution of this Amendment Number Two. Such commitment fee shall be paid in dollars, in immediately available funds, in accordance with the Lender's instructions. This Amendment Number Two shall be effective upon Lender's receipt of such commitment fee and a new Note in the amount of $425,000,000 to replace the existing Note for $300,000,000.

SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Representations. In order to induce the Lender to execute and deliver this Amendment Number Two, the Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 6. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 of the New York General Obligations Law).

SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

E-LOAN, INC.

(Borrower)

By: _________________________

Name:

Title:

GREENWICH CAPITAL FINANCIAL PRODUCTS. INC.

(Lender)

By: _________________________

Name:

Title: